SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                               ---------------

                                  FORM 8-K

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): July 8, 1998



                         Cordant Technologies Inc.
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           (Exact name of registrant as specified in its charter)



                                  Delaware
---------------------------------------------------------------------------
               (State or other jurisdiction of incorporation)


         1-6179                                       36-2678716
----------------------------               -------------------------------
Commission File Number                     IRS Employer Identification No.




15 W. South Temple, Suite 1600, Salt Lake City, UT          84101-1532
---------------------------------------------------------------------------
(Address of principal executive offices)                    (Zip Code)



                               (801) 933-4000
                       -----------------------------
                       Registrant's Telephone Number

ITEM 5    OTHER EVENTS

CHANGE OF PRINCIPAL PLACE OF BUSINESS

Effective July 6, 1998, the company corporate office and principal place of business will be:

                         Cordant Technologies Inc.
                       15 W. South Temple, Suite 1600
                      Salt Lake City, Utah 84101-1532
                          Telephone: 801-933-4000



ITEM 8    CHANGES IN FISCAL YEAR

The Company's Board of Directors amended the By-Laws of the Corporation April 23, 1998 changing the Company's fiscal year end from June 30 to December 31 effective December 31, 1998. The Company will report on the year ended June 30, 1998, in early August 1998 and will then adopt calendar year reporting. The Form 10-K for the year-end December 31, 1998, will reflect financial statements on a calendar year basis for the three years being reported.

CALENDAR YEAR HISTORICAL FINANCIAL STATEMENTS

In connection with the announced change from a fiscal year end to a calendar year, management has prepared consolidated statements of income and cash flows for each of the twelve months ending December 31, 1997 and 1996. The consolidated balance sheets for those dates have not changed. These calendar year statements which are presented below are unaudited and do not contain footnotes. These statements should be read in conjunction with the Company's audited consolidated financial statements and accompanying footnotes for the year ended June 30, 1997 and June 30, 1996 filed on Form 10-K and the unaudited financial statements filed on Form 10-Q for the interim periods. The unaudited segment data and income tax information are provided as supplemental information.

QUARTER ENDING SEPTEMBER 30, 1998

Due to the change in the Company's reporting basis from a fiscal year to a calendar year basis, the Company will report its results on Form 10-Q at September 30, 1998 on a calendar year (Third Quarter Year-to-date) basis.


CONSOLIDATED STATEMENTS OF INCOME
(unaudited)

                                                                Year Ended December 31
                                                            ----------------------------
(in millions, except per share data)                            1997            1996
----------------------------------------------------------------------------------------

Net sales                                                     $1,070.1         $864.6

Operating expenses:
      Cost of sales                                              861.3          718.4
      General and administrative                                  90.3           68.1
      Research and development                                    14.8           12.5
      Restructuring and impairment                                               (2.2)
----------------------------------------------------------------------------------------
                                                                 966.4          796.8

Income from operations                                           103.7           67.8
Equity income of affiliates                                       35.3           15.1
Interest income                                                    7.0            8.1
Interest expense                                                  (4.0)          (3.6)
Other, net                                                        (2.2)           (.8)
----------------------------------------------------------------------------------------
Income before income taxes                                       139.8           86.6
Income taxes                                                      41.4           25.9
----------------------------------------------------------------------------------------
Income before minority interest and extraordinary item            98.4           60.7
Minority interest                                                 (1.8)
----------------------------------------------------------------------------------------

Income before extraordinary item                                  96.6           60.7
Extraordinary item - loss on early retirement of debt             (7.1)
----------------------------------------------------------------------------------------
Net income                                                    $   89.5         $ 60.7
========================================================================================

Income per share before extraordinary item:
      Basic                                                   $    2.64         $ 1.67
      Diluted                                                 $    2.57         $ 1.64

Net income per share:
      Basic                                                   $    2.45         $ 1.67
      Diluted                                                 $    2.38         $ 1.64





CONSOLIDATED BALANCE SHEETS
(unaudited)

                                                                                     December 31
                                                                                ------------------------
(in millions)                                                                      1997         1996
-------------------------------------------------------------------------------------------------------

ASSETS
Current Assets
    Cash and cash equivalents                                                   $   45.6       $ 32.7
    Receivables                                                                    235.7        130.0
    Inventories                                                                    240.2         92.2
    Prepaid expenses and other current assets                                       50.5         33.3
-----------------------------------------------------------------------------------------------------
       Total Current Assets                                                        572.0        288.2

Property, Plant and Equipment
    Land                                                                            30.0         17.4
    Buildings and improvements                                                     292.3        225.5
    Machinery and equipment                                                        588.1        340.5
    Construction in progress                                                        16.9         19.6
-----------------------------------------------------------------------------------------------------
                                                                                   927.3        603.0
    Less allowances for depreciation                                              (376.9)      (314.3)
-----------------------------------------------------------------------------------------------------
                                                                                   550.4        288.7

Other Assets
    Equity investment in Howmet                                                                 161.1
    Costs in excess of net assets of businesses acquired, net                      400.3         27.2
    Restricted trust (a)                                                           716.4
    Patents and other intangible assets, net                                       131.6         15.1
    Other noncurrent assets                                                        102.7         37.9
-----------------------------------------------------------------------------------------------------
                                                                                 1,351.0        241.3
-----------------------------------------------------------------------------------------------------
                                                                                $2,473.4       $818.2
=====================================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
    Short-term debt                                                             $    8.2       $ 24.9
    Accounts payable                                                               121.8         29.0
    Accrued compensation                                                            79.5         33.8
    Other accrued expenses                                                         174.5         56.3
-----------------------------------------------------------------------------------------------------
       Total Current Liabilities                                                   384.0        144.0

Noncurrent Liabilities
    Accrued retiree benefits                                                       163.9         70.4
    Deferred income taxes                                                           44.8         40.0
    Accrued interest and other noncurrent liabilities                              186.9         83.4
    Long-term debt                                                                 325.9
    Pechiney notes (a)                                                             716.4
-----------------------------------------------------------------------------------------------------
       Total Noncurrent Liabilities                                              1,437.9        193.8

Commitments and  Contingent Liabilities
Minority interest                                                                  101.0
Stockholders' Equity
    Common stock (par value $1.00 per share)
       Authorized - 200 shares
       Issued - 20.5 shares including shares in treasury                            20.5         20.5
    Additional paid-in capital                                                      46.0         44.3
    Retained earnings                                                              552.0        476.6
    Cumulative translation adjustment                                               (3.5)
-----------------------------------------------------------------------------------------------------
                                                                                   615.0        541.4
    Less common stock in treasury, at cost
       (2.3 shares at December 31, 1996 and 2.2 shares at December 31, 1997)       (64.5)       (61.0)
-----------------------------------------------------------------------------------------------------
          Total Stockholders' Equity                                               550.5        480.4
-----------------------------------------------------------------------------------------------------
                                                                                $2,473.4       $818.2
=====================================================================================================

Note (a)
The Restricted Trust holds a note receivable from Pechiney, S.A. and related letters of credit that secure Pechiney,  S.A.'s agreement to  repay the  Pechiney  Notes.  Management  believes that it is extremely  remote that the Company will use any assets other than those in the  Restricted Trust to satisfy any payments  related to the Pechiney Notes. The Pechiney Notes are due on January 2, 1999.




CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited)


                                                                           Year Ended December 31
                                                                          ------------------------
(in millions)                                                               1997           1996
--------------------------------------------------------------------------------------------------
OPERATING ACTIVITIES
--------------------
Net income                                                               $    89.5      $    60.7
Adjustments to reconcile net income to net cash
     provided by operating activities:
        Restructuring and impairment                                                         (2.2)
        Extraordinary item                                                     7.1
        Minority interest in Howmet income                                     1.8
        Depreciation                                                          33.8           32.8
        Amortization                                                          12.5           11.2
        Equity income                                                        (35.3)         (15.1)
        Deferred income taxes                                                 (7.8)         (11.7)
        Changes in operating assets and liabilities:
            Receivables                                                       25.2           53.1
            Inventories                                                       (1.5)          20.8
            Accounts payable and accrued expenses                              5.1            5.9
            Income taxes                                                      (7.7)          10.5
            Other -- net                                                     (12.1)          (3.0)
--------------------------------------------------------------------------------------------------
                Net cash provided by operating activities                    110.6          163.0

INVESTING ACTIVITIES
--------------------
Acquisitions, net of acquired cash                                          (156.6)
Purchases of property, plant and equipment                                   (36.3)         (33.0)
Proceeds from disposal of assets                                               1.7            1.0
--------------------------------------------------------------------------------------------------
                Net cash used for investing activities                      (191.2)         (32.0)

FINANCING ACTIVITIES
--------------------
Net change in short-term debt                                                  1.4          (98.1)
Issuance of long-term debt                                                   336.2
Repayment of long-term debt                                                 (213.5)           (.3)
Premiums paid on early retirement of debt                                    (13.7)
Foreign Currency rate changes                                                 (1.0)
Purchase of common stock for treasury                                         (7.9)          (.3)
Stock option transactions                                                      6.1            2.3
Dividends paid                                                               (14.1)         (12.5)
--------------------------------------------------------------------------------------------------
                Net cash provided by (used for) financing activities          93.5         (108.9)
--------------------------------------------------------------------------------------------------
Increase in cash and cash equivalents                                         12.9           22.1
Cash and cash equivalents at beginning of year                                32.7           10.6
--------------------------------------------------------------------------------------------------
Cash and cash equivalents at end of period                               $    45.6      $    32.7
==================================================================================================



1997 SEGMENT DATA
(unaudited)
                                                                          Three Months
                                       -----------------------------------------------------------------------------
(in millions, except per share data)         Mar 31          Jun 30         Sept 30         Dec 31            Total
--------------------------------------------------------------------------------------------------------------------
Sales
  Propulsion                                $152.2          $173.8          $159.3          $160.2          $  645.5
  Fasteners                                   74.4            81.7            78.4            84.9             319.4
  Castings                                     -               -               -             105.2             105.2
--------------------------------------------------------------------------------------------------------------------
     Total                                  $226.6          $255.5          $237.7          $350.3          $1,070.1
====================================================================================================================

Operating Profit
  Propulsion                                $ 11.7          $ 14.8          $ 18.7          $ 19.2          $   64.4
  Fasteners                                    8.4            10.6             9.0            12.4              40.4
  Castings                                     -               -               -              11.7              11.7
  Unallocated corporate expense               (0.4)           (4.1)           (1.9)           (6.4)            (12.8)
--------------------------------------------------------------------------------------------------------------------
     Total                                  $ 19.7          $ 21.3          $ 25.8          $ 36.9          $  103.7
====================================================================================================================

Equity income                                  8.2            11.7            11.1             4.3              35.3
Interest income                                1.0             0.8             1.7             1.8               5.3
Interest expense                              (0.3)           (0.2)           (0.3)           (3.2)             (4.0)
Other income/(expense)                         0.7            (1.5)           (0.3)           (1.1)             (2.2)
Interest income - tax refund                   0.8             0.9             -                                 1.7
--------------------------------------------------------------------------------------------------------------------

Income before taxes                           30.1            33.0            38.0            38.7             139.8
Income taxes                                  (9.3)           (9.3)           (9.4)          (13.4)            (41.4)
--------------------------------------------------------------------------------------------------------------------
Income before minority interest
& extraordinary item                          20.8            23.7            28.6            25.3              98.4
Minority interest                                                                             (1.8)             (1.8)
--------------------------------------------------------------------------------------------------------------------
Income before extraordinary item              20.8            23.7            28.6            23.5              96.6
Extraordinary item - loss on
early retirement of debt                                                                      (7.1)             (7.1)
--------------------------------------------------------------------------------------------------------------------

Net Income                                    20.8            23.7            28.6            16.4              89.5
====================================================================================================================

Earnings per share - diluted                $  0.56         $  0.63         $  0.76         $  0.43         $    2.38

Shares - diluted                              37.5            37.7            37.8            37.8              37.7


Howmet castings financial results were consolidated in December.





1996 SEGMENT DATA
(unaudited)
                                                                                Three Months
                                                 ----------------------------------------------------------------------
(in millions, except per share data)             Mar 31         Jun 30        Sept 30        Dec 31         Total
-----------------------------------------------------------------------------------------------------------------------

Sales
  Propulsion                                $166.9          $164.7          $137.1          $143.0          $  611.7
  Fasteners                                   62.0            63.1            60.8            67.0             252.9
----------------------------------------------------------------------------------------------------------------------
     Total                                  $228.9          $227.8          $197.9          $210.0          $  864.6
======================================================================================================================

Operating Profit
  Propulsion                                $ 18.3          $ 16.1          $ 10.4          $ 18.5          $   63.3
  Fasteners                                   (4.0)            4.0             2.8             5.2               8.0
  Unallocated corporate expense               (0.9)           (1.4)           (0.4)           (0.8)             (3.5)
----------------------------------------------------------------------------------------------------------------------
     Total                                  $ 13.4          $ 18.7          $ 12.8          $ 22.9          $   67.8

Equity income                                  1.7             2.9             5.1             5.4              15.1
Interest income                                0.5             0.1             0.2             0.3               1.1
Interest expense                              (1.6)           (0.9)           (0.7)           (0.4)             (3.6)
Other income/(expense)                        (0.2)           (0.2)           (0.2)           (0.2)             (0.8)
Interest income - tax refund                                                   7.0                               7.0
----------------------------------------------------------------------------------------------------------------------

Income before taxes                           13.8            20.6            24.2            28.0              86.6
Income taxes                                  (4.3)           (7.3)           (5.0)           (9.3)            (25.9)
----------------------------------------------------------------------------------------------------------------------

Net income                                     9.5            13.3            19.2            18.7              60.7
======================================================================================================================

Earnings per share - diluted                $  0.26         $  0.36         $  0.52         $  0.50         $    1.64

Shares - diluted                              37.1            37.2            37.2            37.4              37.2






INCOME TAX RATE
(unaudited)

The following income tax rate schedule reconciles the statutory rate to the effective rate.

                                    1997                  1996
----------------------------------------------------------------

Statutory Rate                      35.0%                 35.0%

  Effect of State taxes, net
  of federal benefit                 2.7                   2.7

  R&D and other credits                -                  (0.8)

  Tax refund                           -                  (3.8)

European Restructuring              (2.9)                    -

  Dividend received deduction       (7.1)                 (4.9)

  Other                              1.9                   1.7
----------------------------------------------------------------

Effective rate                      29.6%                 29.9%




                                 SIGNATURE


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  CORDANT TECHNOLOGIES INC.
                                                               (Registrant)


                                            By:____________________________
                                                 Richard L. Corbin
                                                 Senior Vice President and
                                                 Chief Financial Officer

Date:  July 8, 1998